UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
April 1, 2024
CALIBERCOS INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-41703	47-2426901
(Commission File Number)	(IRS Employer Identification No.)

8901 E. Mountain View Rd. Ste. 150, Scottsdale, AZ	85258
(Address of Principal Executive Offices)	(Zip Code)
(480) 295-7600
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.001	CWD	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of CaliberCos Inc. ("Caliber") acting on the recommendation of Caliber’s Nominating and Governance Committee, unanimously named Ignacio Martinez as Chief Operating Officer of Caliber, effective April 1, 2024. The position of Chief Operating Officer was previously held by Jennifer Schrader, who is President, Co-Founder and a director of Caliber. Mr. Martinez, age 56, joined Caliber in June 2023 as Senior Vice President, Operations. Prior to joining Caliber, Mr. Martinez had served as Senior Vice President of Security, Risk and Compliance for Smartsheet [NYSE: SMAR], an enterprise Software as a Service (SaaS) work management platform since July 2017, where he played a key role in helping to build and scale the business in preparation for its initial public offering. Mr. Martinez holds a degree in business from New Mexico State University.

Caliber Services, LLC, an affiliate of Caliber, and Mr. Martinez entered into an Employment Agreement when Mr. Martinez first joined Caliber. The terms of Mr. Martinez’s employment will not change with his promotion. Mr. Martinez will continue to be paid an annual salary of $325,000 and be eligible to receive long-term incentives via Caliber's incentive stock plan. The foregoing summary of the Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, such document attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

There are no arrangements or understandings between Mr. Martinez and any other person pursuant to which he was appointed as Chief Operating Officer and Mr. Martinez does not have a direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Martinez does not have any family relationships with any of Caliber’s directors or executive officers.

Item 7.01. Regulation FD Disclosure.

On April 1, 2024, the Company issued a press release announcing the appointment of Ignacio Martinez as the Company’s Chief Operating Officer. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby furnished pursuant to this Item 7.01.

The information disclosed under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Exhibit
10.1	Employment Agreement dated May 25, 2023 by and between Caliber Services, LLC and Ignacio Martinez
99.1	Press release dated April 1, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CaliberCos Inc.

Date: April 5, 2024

	By:	/s/ John C. Loeffler, II
	Name:	John C. Loeffler, II
	Title:	Chairman and Chief Executive Officer